                     SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 11, 2000

                         -------------------------------


                                DOUBLECLICK INC.
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               (Exact name of registrant as specified in charter)


       DELAWARE                   000-23709               13-3870996
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  (State or other jurisdiction   (Commission              (IRS Employer
          of incorporation)        File Number)           Identification No.)


450 WEST 33RD STREET, NEW YORK, NEW YORK         10001
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(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code        (212) 683-0001
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                                 NOT APPLICABLE
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        (Former name or former address, if changed since last report.)




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Item 5.  Other Events

         On January 11, 2000, the Company entered into a strategic agreement to invest $85 million in ValueClick, Inc., a Delaware corporation located in Carpinteria, California. A copy of the press release issued by the Company on January 13, 2000 announcing the agreement to enter into this transaction is incorporated herein by reference and included as Exhibit 99.1 hereto.

         On January 18, 2000, the Company issued a press release announcing its earnings for the quarter and year ended December 31, 1999. This press release is attached hereto as Exhibit 99.2, and the information contained therein is incorporated herein by reference.

         The following documents are filed as exhibits:

         99.1 Press release issued by the Company on January 13, 2000 announcing the Company's investment in ValueClick, Inc.

         99.2 Press release issued by the Company on January 18, 2000 announcing the Company's earnings for the quarter and year ended December 31, 1999.


                                      -2-




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          DOUBLECLICK INC.


Date:  January 26, 2000                   /s/  Stephen R. Collins
                                          ------------------------
                                          Name: Stephen R. Collins
                                          Title: Chief Financial Officer


                                   -3-




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                                  EXHIBIT INDEX

         99.1 Press release issued by the Company on January 13, 2000 announcing the Company's investment in ValueClick, Inc.

         99.2 Press release issued by the Company on January 18, 2000 announcing the Company's earnings for the quarter and year ended December 31, 1999.


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